Exhibit 99.2

MyBank.com INVESTOR PRESENTATION Fourth Quarter 2023

2 Forward looking statements This presentation contains forward - looking statements as defined by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements do not represent historical facts, but are statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives . These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions . Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true . The beliefs, plans and objectives on which forward - looking statements are based involve risks and uncertainties that could cause actual results to differ materially from those addressed in the forward - looking statements . For a discussion of these risks and uncertainties, see the section of the periodic reports that First United Corporation files with the Securities and Exchange Commission entitled "Risk Factors . Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties . Actual results could be materially different from management’s expectations . This presentation should be read in conjunction with our Annual Report on Form 10 - K, as amended, for the year ended December 31 , 2022 , including the sections of the report entitled “Risk Factors”, as well as the reports and other documents that we subsequently file with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www . sec . gov or at our website at www . mybank . com . Except as required by law, we do not intend to publish updates or revisions of any forward - looking statements we make to reflect new information, future events or otherwise .

3 I. II. II. Corporate Overview Financial Performance Appendices Pg. 4 Pg. 9 Pg. 31 Table of Contents

Our Mission To enrich the lives of our associates, customers, communities and shareholders through uncommon commitment to service and customized financial solutions. Corporate Overview Founded: 1900 Headquarters: Oakland, MD Locations: 26 branches Business Lines: ▪ Commercial & Retail Banking ▪ Trust Services ▪ Wealth Management Ticker: FUNC (Nasdaq) Website: www.MyBank.com Overview West Virginia Maryland • Pittsburgh, PA • Washington, DC • Columbus, OH • Baltimore, MD • Richmond, VA Morgantown, WV භ • Philadelphia, PA • Harrisburg, PA Winchester, VA භ Star denotes Oakland, Maryland Headquarters 4

5 West Region Central Region East Region Loans (000s) $324,828 $421,333 $543,336 Deposits (000s) $134,408 $797,479 $477,038 Deposit Market Share (1) (at June 30, 2023) 2% 47% 4% Branches 5 10 11 Note: Out of market loans represent $118 million and are not reflected in this table; Brokered CDs represent $30 million and are not reflected in this table (1) Source: FDIC Market Share Data, most current. Deposit market share for each region includes the following counties: West : Harrison, WV; Monongalia, WV Central: Garrett, MD; Allegany, MD; Mineral, WV East: Washington, MD; Frederick, MD; Berkeley, WV Core Markets

6 Core Strengths ▪ Diversified revenue stream driven by trust and brokerage fee income provides protection during times of low interest rates Diversified Revenue Stream ▪ Stable legacy markets produce steady low - cost funding ▪ Technology and business relationships drive growth Core Deposit Franchise ▪ Diverse and experienced Board with the skills to oversee risks, strategic initiatives and governance best practices ▪ Ongoing Board succession strategy Engaged & Diverse Leadership ▪ Supporting local causes with financial education, consultation and robust products and services ▪ Knowledgeable associates committed to helping clients & the communities we serve Culture of Engagement ▪ Well - established operational infrastructure will support future growth ▪ Expense management focus, hybrid work environment and technology drive cost savings Expense Structure ▪ Strong underwriting guidelines and risk management framework ▪ Focus on risk mitigation, loan concentration management and information security Robust Enterprise Risk Management ▪ Innovative and dynamic approach to attracting and retaining clients ▪ Investment in FinTech funds provides early exposure to new technology Forward - Thinking Approach ▪ Regulatory capital ratios significantly above regulatory requirements ▪ Significant access to liquidity sources Financial Strength

7 Risk Management, Monitoring & Mitigation Underlies all Strategic Priorities ▪ Low net charge - offs and strong asset quality resulting from conservative and proactive credit culture ▪ ACL level of 1.24%; future provisioning based on loan growth, economic environment and asset quality changes ▪ Diversified commercial loan portfolio and geographic footprint ▪ Disciplined loan growth strategy, concentration management, stress testing and exception tracking and monitoring ▪ Well - defined loan approval levels ▪ Centralized risk rating and monitoring of risk rating migration and delinquency trends ▪ Robust annual third - party loan review ▪ Maintaining a slightly asset sensitive balance sheet and positioning for down rate environment ▪ Limiting longer - term investment exposure and actively managing loan and deposit terms ▪ Focused on capturing core, low - cost deposits ▪ Monitoring dynamic and static rate ramp scenarios ▪ Board regularly briefed on cyber - security matters ▪ Robust information security training programs for associates and Board ▪ Regular third - party review and testing of information security, compliance processes and cybersecurity controls ▪ No security breaches to - date ▪ Adaptive fraud detection and management ▪ Strong capital levels well above regulatory “well - capitalized” definition ▪ Conservative dividend payout policy to improve TCE and maintain capital during this turbulent economic environment ▪ Capital stress tests indicate Bank is well positioned to absorb potential losses ▪ Loan to deposit ratio of 91% ▪ Liquidity contingency plan in place and funds position monitored daily given recent market stress ▪ Liquidity stress testing performed quarterly with strong liquidity under various scenarios ▪ Available borrowing capacity of $367 million through correspondent lines of credit, FHLB and the Federal Reserve ▪ Strong, stable low - cost core deposit franchise of 88% of total deposit portfolio Cyber - Security & Fraud Monitoring Asset Quality Capital Liquidity Management Interest Rate Sensitivity

Strategic Pillars & Key Objectives Culture & Human Capital ▪ Employ more robust recruitment methods to capitalize on talent in new and existing markets ▪ Attract and hire passionate, diverse talent to engage with clients and prospects across broader geographics ▪ Promote associate retention and career development through mentoring programs, leadership, and educational opportunities ▪ Build on succession plan by fostering innovative, longer - term strategic thinking Digital & Data Analytics ▪ Provide holistic, seamless client experience across all business lines using integrated relationship teams, customized financial solutions, and personal service ▪ Prioritize and implement line of business profitability models ▪ Monitor asset quality to protect capital during period of economic uncertainty ▪ Improve efficiency through execution of technology plan ▪ Increase education , internally and externally, on sophisticated cyber and fraud scams and methods to prevent financial loss Market Awareness, Expansion & Opportunities ▪ Deepen customer engagement to expand our market penetration and increase customer profitability ▪ Seek opportunistic acquisitions in banking and wealth management ▪ Optimize retail network and utilization of real estate ▪ Expand investor relations and attract new investors to diversify shareholder mix Effective use of technology, marketing and communications, and an environmental focus underlies all strategic priorities. 8

Fourth Quarter Financial Highlights $5.5 Million Net Income (1) $0.82 Diluted EPS (1) 0.97% * ROAA (1) 12.92 * ROATCE (1) 3.13% NIM ▪ Total assets declined $22.3 million compared to September 30, 2023 ▪ Consolidated net income (1) of $5.5 million in 4Q23 compared to $7.0 million in 4Q22 and $4.5 million in linked quarter; pre - provision net revenue of $7.3 million compared to $8.1 million and $6.1, respectively ▪ Net interest income, on a non - GAAP, FTE basis* increased by 1.11% in 4Q23 compared to 3Q23, driven by a 4.59% increase in interest income partially offset by a 11.41% increase in interest expense, driven by the competitive deposit landscape ▪ Asset quality remains strong with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.24% in 4Q23 and the linked quarter ▪ Efficiency ratio of 61.25% (1) for the fourth quarter of 2023 compared to 67.28% for the linked quarter; decrease related to gains on sales of OREO properties and reduced check fraud expense (1) See Appendix for a reconciliation of these non - GAAP financial measure * 4Q2023 Annualized 9

Year to Date Financial Highlights $18.8 Million Net Income (1) $2.80 Diluted EPS (1) 0.97% ROAA (1) 12.92 ROATCE (1) 3.26% NIM ▪ Total assets increased $57.7 million compared to December 31, 2022 ▪ Consolidated net income (1) of $18.8 million for the twelve months ended December 31, 2023, compared to $25.0 million for the twelve months ended December 31, 2022; pre - provision net revenue of $25.9 million compared to $32.5 million, respectively ▪ Net interest income, on a non - GAAP, FTE basis* decreased by $1.0 million for the twelve months ended December 31, 2023, compared to the twelve months ended December 31, 2022, driven by increased interest expense related to competitive deposit pricing and obtaining wholesale funds to provide on balance sheet liquidity ▪ Net interest margin of 3.26% for twelve months ended December 31, 2023, compared to 3.56% for the twelve months ended December 31, 2022; the yield on earning assets increase of 78 basis points was offset by 148 basis points increase in cost of interest - bearing liabilities ▪ The ratio of the allowance for credit losses (“ACL”) to loans outstanding was 1.24% in 4Q23 compared to 1.14% at December 31, 2022 and 1.24% in the linked quarter ▪ Efficiency ratio of 65.12% (1) year to date, impacted by unusually high employee insurance costs and increased check fraud expense. (1) See Appendix for a reconciliation of these non - GAAP financial measure 10

11 Long - Term Growth Pre - Provision Net Revenue ($ in millions) (1) $17.8 $23.2 $30.8 $32.5 $25.9 2019 2020 2021 2022 2023 +5.5% YoY (1) See Appendix for a reconciliation of these non - GAAP financial measures $1.85 $1.97 $3.54 $3.76 $2.80 2019 2020 2021 2022 2023 +6.2% YoY Diluted Earnings per Share (1) Total Deposits ($ in millions) $1,142 $1,422 $1,469 $1,571 $1,551 2019 2020 2021 2022 2023 +6.9% YoY Total Gross Loans, including PPP ($ in millions) $1,039 $1,168 $1,154 $1,279 $1,407 2019 2020 2021 2022 2023 +10.8% YoY $114 PPP $8 PPP

12 Solid Profitability (1) See Appendix for a reconciliation of these non - GAAP financial measures 11.44% 11.92% 19.78% 19.94% 12.92% 2019 2020 2021 2022 2023 Long - term Strategic Target 13% - 15% 0.93% 0.86% 1.35% 1.39% 0.97% 2019 2020 2021 2022 2023 Long - term Strategic Target 1.25% - 1.60% Core ROAA (non - GAAP (1) ) Core ROATCE (non - GAAP (1) )

13 Total 1 - 4 Family 36% CRE - NOO 21% C&I 19% CRE - OO 11% C&D 6% Consumer 4% Multi - family 3% Loan Diversification Loan Portfolio Mix (12/31/2023) RE/Rental/Leasing NOO 23% RE/Rental/ Leasing OO, C&I 20% All Other 17% Accommodations 12% Services 8% RE/Rental/Leasing Multifamily 6% Trade 2% Construction - Developers 1% Health Care / Social Assistance 4% RE/Rental/Leasing - Developers 4% Construction - All Other 3% Commercial Loan Mix (12/31/2023)

14 Commercial Industry Mix by Origination Year Commercial Industry Mix by Origination Prior to 2000 2000 - 2005 2006 - 2010 2011 - 2015 2016 - 2020 2021 - Current Total RE / Rental / Leasing - NOO -$ 4,511,380$ 3,142,786$ 12,499,197$ 87,691,678$ 99,922,663$ 207,767,704$ RE / Rental / Leasing - OO, C&I 20,857 38,421 1,344,051 8,274,131 51,348,998 111,423,903 172,450,361 RE / Rental / Leasing - Multifamily - 81,443 2,273,832 9,833,888 16,426,668 21,741,781 50,357,612 RE / Rental / Leasing - Developers - 85,479 79,729 - 3,171,671 30,787,987 34,124,866 Construction - All Other 37,250 79,353 120,111 3,095,104 8,722,609 18,256,532 30,310,959 Construction - Developers - - 2,324,260 84,334 - 8,615,261 11,023,855 Accommodations - 1,479,762 4,044,586 10,850,913 48,571,947 21,955,204 86,902,412 Services - 2,266,924 550,133 9,311,449 17,088,184 41,551,827 70,768,517 Health Care / Social Assistance - 424,252 2,024,903 5,106,929 8,797,142 16,759,032 33,112,258 Trade - 127,587 232,442 1,355,794 11,672,017 7,941,918 21,329,758 All Other 38,774 326,278 1,307,059 938,171 27,884,712 122,231,454 152,726,448 Totals 96,881$ 9,420,879$ 17,443,892$ 61,349,910$ 281,375,626$ 501,187,562$ 870,874,750$

Commercial Real Estate

Focus on risk mitigation and managing of concentrations

- CRE / Total Capital: 238%
- ADC / Total Capital: 37%

OFFICE*	CRE - Owner Occupied					CRE - Non-Owner Occupied					Total				
Geography		Note Book Balance	Number of loans		Avg Loan Balance		Note Book Balance	Number of loans		Avg Loan Balance		Note Book Balance	Number of loans		Avg Loan Balance
Central	$	7,264,103	27	$	269,041	$	8,073,434	10	$	807,343	$	15,337,537	37	$	414,528
East	$	5,929,216	14	$	423,515	$	24,214,519	11	$	2,201,320	$	30,143,735	25	$	1,205,749
OOM	$	86,899	1	$	86,899	$	760,569	1	$	760,569	$	847,468	2	$	423,734
West	$	7,680,878	16	$	480,055	$	47,310,504	19	$	2,490,027	$	54,991,382	35	$	1,571,182
Grand Total	**$**	**20,961,096**	**58**	**$**	**361,398**	**$**	**80,359,026**	**41**	**$**	**1,959,976**	**$**	**101,320,122**	**99**	**$**	**1,023,436**
% of Gross Loans		**1.49%**					**5.71%**					**7.20%**			
% of CRE		**4.25%**					**16.28%**					**20.52%**			

RETAIL**	CRE - Owner Occupied					CRE - Non-Owner Occupied					Total				
Geography		Note Book Balance	Number of loans		Avg Loan Balance		Note Book Balance	Number of loans		Avg Loan Balance		Note Book Balance	Number of loans		Avg Loan Balance
Central	$	8,842,334	18	$	491,241	$	665,113	6	$	110,852	$	9,507,447	24	$	148,763
East	$	10,192,358	13	$	784,028	$	41,081,109	8	$	5,135,139	$	51,273,467	21	$	2,511,626
OOM	$	2,847,370	2	$	1,423,685	$	15,834,620	4	$	3,958,655	$	18,681,990	6	$	3,651,356
West	$	2,722,417	6	$	453,736	$	13,361,730	10	$	1,336,173	$	16,084,147	16	$	1,145,259
Grand Total	**$**	**24,604,479**	**39**	**$**	**630,884**	**$**	**70,942,572**	**28**	**$**	**2,533,663**	**$**	**95,547,051**	**67**	**$**	**1,426,075**
% of Gross Loans		**1.75%**					**5.04%**					**6.79%**			
% of CRE		**4.98%**					**14.37%**					**19.35%**			

* There are no office buildings located in metropolitan markets or over four stories.

** There are no major/big box retail tenants.

15

16 Variable Rate Loans and Repricing * Includes personal lines of credit and home equity lines

17 Credit Quality ALL / ACL Trends (Net Charge - Offs)/Average Loans - 0.02% 0.13% - 0.02% - 0.02% - 0.07% 2019 2020 2021 2022 2023 Nonaccrual Loans / Total Loans 1.40% 0.35% 0.21% 0.27% 0.28% 2019 2020 2021 2022 2023 NPAs / Total Assets 1.30% 0.99% 0.60% 0.46% 0.48% 2019 2020 2021 2022 2023 1.19% 1.41% 1.38% 1.14% 1.24% 2019 2020 2021 2022 2023

18 Investment Portfolio Sector Par (000s) Portfoli o % Book Yield Duration Treasury/Agency 115,888 36% 1.81% 4.76 Fixed MBS 52,908 16% 2.36% 5.28 CMO 76,257 24% 1.86% 6.51 Municipal 15,420 5% 4.72% 5.79 Corporate 1,000 1% 5.78% 2.71 Other 58,458 18% 1.99% 4.49 TOTAL $319,931 100.0 2.06% 5.25 Ratings: 100% of municipal holdings are rated A or better* $319.9 Million Year 2024 2025 2026 2027 2028 Thereafter Annual Cashflow ($000’s) $67,997 $23,721 $27,728 $30,825 $16,533 $138,576 Base Case Portfolio Total Cashflow Treasury/ Agency CMO Fixed MBS Other Municipal Corporate

19 Shocked Investment Portfolio Unrealized Gains / Losses Capital Impact Intent Dn200 Dn100 BaseCase Up100 Up200 Up300 Up400 AFS - 8,850 - 12,792 - 16,789 - 20,751 - 24,707 - 28,445 - 31,627 HTM - 7,782 - 18,553 - 29,927 - 38,611 - 47,851 - 56,569 - 63,948 Total - 16,632 - 31,345 - 46,716 - 59,362 - 72,559 - 85,013 - 95,576 Corp As Reported Corp Pro - Forma AFS + HTM Sale Corp Difference Bank As Reported Bank Pro - Forma AFS + HTM Sale Bank Difference Federal Reserve Minimum RBC Thresholds Regulatory Well - Capitalized Thresholds Corp Excess Above Well - Capitalized (After Proforma Sale) Tier 1 Capital 218,264 182,002 (36,262) 189,370 153,108 (36,262) Total Risk Based Capital (RBC) 236,661 200,361 (36,301) 207,767 171,031 (36,736) CET 1 Ratio 12.44% 10.35% (2.09%) 12.81% 10.68% (2.13%) 4.50% 6.50% 3.85% Tier 1 Ratio 14.42% 12.39% (2.03%) 12.81% 10.68% (2.13%) 6.00% 8.00% 4.39% Total RBC Ratio 15.64% 13.64% (1.99%) 14.05% 11.93% (2.12%) 8.00% 10.00% 3.64% Leverage Ratio 11.30% 9.42% (1.88%) 9.92% 8.02% (1.90%) 4.00% 5.00% 4.42% Locally held TIF bonds of $1.8 million and Trust Preferred securities of $18.7 million have been excluded from the sale impac t

20 Deposits 26% 30% 34% 32% 28% 14% 14% 16% 23% 23% 38% 40% 39% 36% 37% 21% 16% 11% 8% 10% 1% 0% 0% 0% 2% 2019 2020 2021 2022 2023 NIB Demand IB Demand MMA & Savings CDs - Retail CDs - Brokered $1.57 $1.14 $1.58 $1.42 $1.57 Deposit Composition ($ in billions as of 12/31/2023) 92% 82% 79% 81% 91% Loan to Deposit Ratio 2019 2020 2021 2022 2023 Deposit levels reduced due to industry disruption early in 2023, fierce competition for deposits and inflationary spending by consumers, businesses and municipalities. Deposit Type Balance % Insured Deposits $1,183,183,830 76% Uninsured – Uncollateralized Deposits $221,319,910 14% Uninsured - Collateralized Deposits $146,473,166 10% Deposit Type Balance (MMs) % Retail Deposits $820,953,593 53% Business Deposits $730,023,313 47%

21 Funding 47% 48% 5% Commercial Deposits Retail Deposits Borrowings Funding Mix Brokered/Wholesale Maturities As part of our liquidity contingency funding plan, management conservatively raised on - balance sheet cash levels in March 2023 by $140 million utilizing wholesale funding. $30 million was repaid in the fourth quarter of 2023. A total of $30.0 million in brokered CDs and $80 million in FHLB advances remained in our portfolio at December 31, 2023. These will be repaid as cash levels permit. $40 $15 $15 $40 September 2024 August 2024 May 2024 March 2024 Dollars (in millions) FHLB Advance Brokered CD FHLB Advance 4.53% 5.33% 5.31% 4.70% Brokered CD

22 Net Interest Margin (1) See Appendix for a reconciliation of these non - GAAP financial measures 4.41% 4.57% 3.99% 3.63% 3.85% 4.63% 0.86% 1.18% 0.91% 0.51% 0.44% 1.92% 3.74% 3.68% 3.34% 3.28% 3.56% 3.26% 0.42% 0.70% 0.49% 0.24% 0.21% 1.16% -0.5% 0.5% 1.5% 2.5% 3.5% 4.5% 2018 2019 2020 2021 2022 2023 Yield on Earning Assets Cost of Interest-bearing Liabilities Net Interest Margin Cost of Deposits

23 Diversified Fee Income (1) See Appendix for a reconciliation of these non - GAAP financial measures Composition Trust and Brokerage 50% Service Charges 17% Net Gain on Loan Sales 2% Debit Card Income 22% Bank - owned Life Insurance 7% Other Noninterest Income 2% Non - Interest Income Mix 4Q2023 $1,084 $1,212 $1,377 $1,482 $1,359 $1,532 2018 2019 2020 2021 2022 2023 Trust & Brokerage Assets Under Management (MMs) ▪ First United’s non - interest income (1) comprised 25% of operating revenue for 2023 ▪ Fee - based business provides stable growth and a diversified revenue stream not directly tied to interest rates, as well as opportunities to build client relationships ▪ First United’s diverse array of products provides opportunities to fully engage with customers and produce stable increases to earnings

Committed to Efficiency & Innovation



Efficient operational platforms and fraud protection

- Mortgage Bot
- SecureLOCK Premium Debit Card Fraud
- Credit Insights/ Savvy Money Cross Marketing Tool
- ProfitStars forecasting model
- Automated Loan Booking
- Vericast Consumer Loan Lead Generator
- Customer Service Center Enhancements
- U1-Connect Customer Relationship Management Software

Planned solutions for a seamless and secure client experience:

- Zelle for Business
- Online Banking External Transfer
- New Customer Relationship Management Tool
- Consumer Online and Mobile Banking Digital Platform Upgrade
- Business Online and Mobile Banking Digital Platform Upgrade
- Check Fraud Prevention Solution

FinTech Investments

- Provision IAM
- FinTech Funds

Efficiency Ratio [1]

Strategic Target 53% - 58%



70.9%
64.6%
57.5%
56.4%
65.1%
2019
2020
2021
2022
2023

Increase in 2023 due to increased salaries, life and health insurance costs, FDIC premiums, data processing and increased check fraud expenses

[1] See Appendix for a reconciliation of these non-GAAP financial measures

24

25 Liquidity Position Liquidity Sources (12/31/2023) Amount Available ($ in thousands) Amount Used ($ in thousands) Net Availability ($ in thousands) Internal Sources Excess Cash $28,513 $28,513 Unpledged Securities (BV) $62,036 $62,036 External Sources Federal Reserve (Discount Window) $12,223 $12,223 Correspondent Unsecured Lines of Credit FHLB Bank Term Funding Program* $140,000 $227,938 $69,476 $82,500 $140,000 $145,438 $69,476 Total Funding Sources $540,186 $82,500 $457,686 * Obtained $40.0 million of bank term funding in January 2024 at a rate of 4.87% to enhance on - balance sheet liquidity.

26 Interest Rate Risk (1) Standard Model Assumptions Interest Rate Risk Sensitivity ▪ The Bank’s interest rate risk position is stress tested under three interest rate ramp scenarios to determine the impact on net interest income, net income and capital under dynamic and static balance sheet conditions. ▪ The Bank’s net interest income position at a slightly asset sensitive position. ▪ The Bank’s largest risk from an interest rate risk perspective is falling rate scenarios but has improved from prior quarter. ▪ Assumptions regarding offering rates, loan and investment prepayment speeds, beta and decay rates are reviewed and adjusted on a quarterly basis. Management Outlook & Strategy ▪ Disciplined loan pricing ▪ Manage deposit pricing on relationship and exception basis ▪ Deposit acquisition through short - term CD promotions and adjustable - rate money market products for businesses, municipalities and consumers ▪ $30 million brokered CD in two $15 million brokered CDs with maturities in second and third quarters ▪ $80 million in FHLB advances with $40 million maturing in March and $40 million in August - 400 - 300 - 200 - 100 Flat +100 +200 +300 +400 Net Interest Income (12/31/23) (13.2%) (8.6%) (5.1%) (2.12%) 1.9% 3.7% 5.5% 7.3% Net Interest Income (9/30/23) (15.2%) (9.8%) (5.7%) (2.3%) 2.3% 4.7% 7.0% 9.4% EVE (9/30/23) (7.4%) (0.2%) 3.5% 3.8% (1.2%) (6.1%) (9.1%) (12.7%) 12 Month Sensitivity Shock (1) Standard Model Assumptions

27 Capital Management 16.29% 16.08% 15.89% 16.12% 15.64% 2019 2020 2021 2022 2023 11.77% 10.36% 10.80% 11.46% 11.30% 2019 2020 2021 2022 2023 12.79% 12.61% 12.50% 12.96% 12.44% 2019 2020 2021 2022 2023 15.17% 14.83% 14.64% 15.06% 14.42% 2019 2020 2021 2022 2023 CET1 Ratio Leverage Ratio Tier 1 Ratio Total Risk - Based Capital Ratio Regulatory Well - Capitalized 10% 5% 8% 6.5%

28 Capital Management $16.17 $17.17 $19.61 $20.90 $22.56 2019 2020 2021 2022 2023 8.03% 6.97% 7.56% 7.59% 7.91% 2019 2020 2021 2022 2023 Tangible Book Value / Share TCE Ratio

29 Strategic Targets Metric Actual 12/31/2022 Actual 12/31/2023 Non - GAAP 12/31/2023 Long Term Strategic Target Range (*) Strong Shareholder Return EPS Growth (YoY) 27% - 40% - 26% (1) 8% - 12% Dividend Payout Ratio 15.9% 34.6% 34.6% 20% - 25% ROAA 1.39% 0.78% 0.97% (1) 1.25% - 1.60% ROATCE 19.94% 10.51% 12.92% (1) 13% - 15% TCE Ratio 7.59% 7.91% 7.91% 8% - 10% High Quality, Diversified Revenue Stream Revenue Growth (YoY) 3.3% 0.0% 0.0% 6% - 8% Non - Int Inc / Revenue 23.7% 24.8% 24.8% 21% - 23% N IM 3.56% 3.26% 3.26% 3.5% - 3.8% Balance Sheet Growth % Loan Growth 10.9% 9.9% 9.9% 7% - 10% Loans / Assets 69% 74% 74% 70% - 76% Loans / Deposits 81% 91% 91% 85% - 90% Highly Efficient Operations Efficiency Ratio (adjusted for non - core items) 56.4% 65.1% (1) 65.1% (1) 53% - 58% Robust Risk Enterprise Management NPLs / Loans 0.30% 0.32% 0.32% 0.50% - 1.00% Net Charge Offs / Avg. Total Loans - 0.06% - 0.07% - 0.07% 0.10% - 0.50% (*) Targets reviewed on an annual basis – Revised June 2023 (1) See Appendix for a reconciliation of these non - GAAP financial measures (1) See Appendix for a reconciliation of these non - GAAP financial measure

Strong Investor Relations & Shareholder Engagement Members of the Board and senior management routinely engage with shareholders and other stakeholders, and management regularly updates the Board in the context of ongoing investor discussions. These engagements help the Board and management gather feedback on a variety of topics, including strategic and financial performance, ESG disclosure, executive compensation, Board composition, and leadership structure. Clear long - term strategic plan with performance targets x Dedicated Investor Relations contact x Investor conferences and prospective investor engagement x Investor presentations and periodic outreach to institutional and retail shareholders x 30 How to contact your Board: Shareholders and interested parties wishing to contact our Board may send a letter to First United Co rporation Board of Directors, c/o Tonya K. Sturm, Secretary, First United Corporation, 19 South Second Street, Oakland, Maryland, 21550 - 00 09 or by e - mail at tsturm@mybank.com. The Secretary will deliver all shareholder communications directly to the Board for consideratio n.

31 I. II. III. IV. Management Team Board of Directors ESG Journey & Statistics Non - GAAP Reconciliation Pg. 32 Pg. 33 Pg. 36 Pg. 38 Appendices

32 Our Dedicated Management Team Carissa L. Rodeheaver Chairman of the Board, President & CEO 31+ year career with First United with in - depth industry, wealth management, financial and operational experience Jason B. Rush SVP & Chief Operating Officer 29 years with in - depth industry, retail, risk and compliance and operations experience Tonya K. Sturm SVP & Chief Financial Officer, Corp. Secretary & Treasurer 35+ years of banking, audit, credit, retail, risk and compliance and financial experience R.L. Fisher SVP & Chief Revenue Officer 25+years with in - depth industry, retail, commercial and mortgage banking experience Keith R. Sanders SVP & Chief Wealth Officer 30+ years specializing in wealth management, estate planning, trust administration and financial planning Our leadership team reflects the diversity of thought from the communities we serve, executes on our strategy and drives shareholder returns.

Board of Directors



Carissa L. Rodeheaver
Chairman of the Board, President & CEO
First United Corporation and
First United Bank & Trust



Brian Boal
Lead Independent Director,
Nomination & Governance Chair
Boal & Associates, PC



John F. Barr
Independent Director
Owner, Ellsworth Electric, Inc.



Sanu Chadha
Independent Director
Managing Partner,
M&S Consulting



Christy DiPietro
Independent Director,
Audit Chair
Chartered Financial Analyst,
Hidden Cove Advisory



Kevin Hessler
Independent Director,
Principal, LSWG, Inc.



Marisa Shockley
Independent Director,
Compensation Chair
Owner, Shockley, Inc.



Patricia Milon
Independent Director
Principal,
Milford Advisory Group, LLC



Beth E. Moran
Independent Director,
The Law Offices of Beth E. Moran



I. Robert Rudy
Independent Director
President, I.R. Rudy's, Inc.



H. Andrew Walls, III
Independent Director
President, MPB Print & Sign Superstore
Member, MEGBA, LLC

33

34 Board of Directors Thoughtful Evaluation and Evolution Our Board is comprised of a diverse group of directors who bring a variety of perspectives, experience, and characteristics to First United. Director Diversity 55% 91% of our directors are gender and/or racially diverse of our directors are independent 0 - 5 5 - 10 10+ TENURE >60 50 - 60 <50 AGE Our Nominating and Governance Committee is responsible for determining directorship criteria, identifying and evaluating candidates for the Board, and regularly assessing the Board’s governance practices. x Annual Committee and Self - Evaluations x Balanced Tenure, with four directors added in the past four years x Retirement policy, at the age of 75 x Routine shareholder & stakeholder engagement x Policy to interview a diverse slate of candidates x 100% Independent Board Committees x Majority Voting Standard for Director Elections

Board of Directors

Director Skills Matrix											
	Barr	Boal[1]	Chadha	DiPietro[1]	Hessler[1]	Milon	Moran	Rodeheaver	Rudy	Shockley[1]	Walls
Executive Leadership	✓		✓		✓	✓		✓	✓	✓	✓
Public Company Board Experience						✓	✓	✓			
Information Technology			✓			✓					
Financial Services/ Banking		✓		✓	✓	✓		✓			✓
Asset Management				✓	✓	✓		✓			
Brokerage/ Investment Banking				✓		✓		✓			
Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Accounting/Finance		✓		✓	✓			✓		✓	
Regulatory					✓	✓	✓	✓			
Risk Management	✓	✓	✓	✓		✓		✓	✓		✓
Legal Expertise						✓	✓				
Governance	✓				✓	✓		✓	✓	✓	✓
Board Tenure and Age											
Tenure	9	9	2	2	.4	3	1	10	30	9	17
Age	69	50	46	62	67	60	59	57	70	58	62

The First United board of directors brings a diverse range of skills, experiences, and backgrounds to the work of overseeing risk and strategy. With experience in fields such as banking, government, accounting, investing, project management, technology, and a range of local entrepreneurial businesses, they apply these diverse backgrounds to their work on behalf of our shareholders.

[1]Qualifies as a Financial Expert for proxy purposes.

35

36 Continuous Progress We continue to advance our ESG profile over time, recognizing the importance of our key stakeholders – including our customers and our communities – to our business. Over the past few years, we have implemented several important enhancements to align our ESG profile with our long - term investors’ expectations for best - in - class corporate governance. x Enhanced structure to more strongly align pay and performance Compensation x Enhanced Board oversight of Environment & Social issues x Enhanced Disclosure on Environment & Social issues x Continued progress on FUNC ESG strategy ESG Governance x Revised stock ownership guidelines for Directors and Executives x Declassified the Board of Directors (phased - in by 2024) x Adopted Proxy Access x Shareholder access to change By - laws x Management majority vote proposal received strong shareholder support (albeit short of super - majority threshold needed) x Ongoing Board refreshment x Adopted right to call a special meeting. x Adopted mandatory director retirement policy x Adopted plurality voting standard for contested director elections x Enhanced shareholder engagement program x Modernized NGC Charter x Adopted a diversity policy for director refreshment x Formalized LID role & responsibilities

37 ESG at First United ▪ LED lighting installed throughout branch network and operations center ▪ Recycling, focus on reduced printing (65% reduction since pre - COVID) ▪ Leveraging virtual meeting opportunities to reduce travel footprint ▪ 46% of deposit customers and 11% of loan customers enrolled in electronic statements ▪ 15 tons of paper securely shredded and recycled, 1,800 pounds of electronics and computers and 500 pounds of toner cartridges recycled Environmental ▪ Created Diversity Engagement team, led by our newly appointed Director of Diversity and Engagement ▪ Developed a formal workforce Diversity and Inclusion Policy ▪ Formalized a policy requiring a diverse slate of candidates for each future open board seat ▪ First United Community Dreams Foundation supporting financial literacy, education, affordable housing and neighborhoods ▪ Formed a Veteran Employee Resource Group and hold an annual Veterans Day Celebration ▪ Formalized a paid time off policy for community volunteerism Social ▪ Adopting best - in - class governance practices and shareholder rights ▪ Recent Enhancements – Board refreshment, Board declassification, Proxy access and Shareholder access to change By - laws ▪ Future Enhancements under consideration - Majority Voting Standard Governance

Non-GAAP Reconciliation

This presentation includes certain non-GAAP financial measures, including pre-provision net revenue, net income, earnings per share (basic and diluted), return on average assets, return on average tangible common equity, tangible common equity, tangible assets, the ratio of tangible common equity to tangible assets, tangible book value per share, net interest margin, and efficiency ratio. These non-GAAP financial measures and any other non-GAAP financial measures that are discussed in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. The following is a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.

($000s, except where otherwise noted)	2019	2020	2021	2022	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	YTD 12/31/2023
Pre-Provision Net Revenue ("PPNR")													
Pre-tax income, as reported	$ 16,465	$ 17,788	$ 26,309	$ 33,181	$ 7,616	$ 7,136	$ 9,613	$ 8,816	$ 5,730	$ 5,837	$ 5,834	$ 2,075	$ 19,476
Add back: Provision expense	1,320	5,401	(817)	(643)	(419)	624	(108)	(740)	543	394	263	419	1,619
Add back: FHLB penalty, gross	-	-	2,368	-	-	-	-	-	-	-	-	-	-
Add back: Contribution			1,000	-	-	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement			(1,375)	-	-	-	-	-	-	-	-	-	-
Add back: Settlement expense, gross	-	-	3,300	-	-	-	-	-	-	-	-	-	-
Add back: Securities loss												4,214	4,214
Add back: Branch closure expenses												623	623
Pre-Provision Net Revenue, as adjusted	**$ 17,785**	**$ 23,189**	**$ 30,785**	**$ 32,538**	**$ 7,197**	**$ 7,760**	**$ 9,505**	**$ 8,076**	**$ 6,273**	**$ 6,231**	**$ 6,097**	**$ 7,331**	**$ 25,932**
Net Income													
Net income, as reported	$ 13,129	$ 13,841	$ 19,770	$ 25,048	$ 5,715	$ 5,428	$ 6,936	$ 6,969	$ 4,375	$ 4,414	$ 4,513	$ 1,758	$ 15,060
Less: Preferred stock dividends	-	-	-	-	-	-							-
Net income, available to common shareholders,as reported (a)	$ 13,129	$ 13,841	$ 19,770	$ 25,048	$ 5,715	$ 5,428	$ 6,936	$ 6,969	$ 4,375	$ 4,414	$ 4,513	$ 1,758	$ 15,060
Add Back: Impact of Tax Reform Act													
Add back: FHLB penalty, net of tax	-	-	1,790	-	-	-	-	-	-	-	-	-	-
Add back: Contribution, net of tax			770	-	-	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement, net of tax			(1,059)	-	-	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax	-	-	2,565	-	-	-	-	-	-	-	-	-	-
Add back: Securities loss												3,259	3,259
Add back: Branch closure expenses												482	482
Net income, as adjusted (b)	**$ 13,129**	**$ 13,841**	**$ 23,836**	**$ 25,048**	**$ 5,715**	**$ 5,428**	**$ 6,936**	**$ 6,969**	**$ 4,375**	**$ 4,414**	**$ 4,513**	**$ 5,499**	**$ 18,801**

38

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2019	2020	2021	2022	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	YTD 12/31/2023
Weighted Average Common shares - basic (actual) (d)	7,110,022	7,003,955	6,710,463	6,649,740	6,627,564	6,650,256	6,658,392	6,662,751	6,675,181	6,703,805	6,714,267	6,649,493	6,685,676
Weighted Average Common shares - diluted (actual) (e)	7,110,022	7,013,164	6,716,587	6,661,055	6,636,156	6,661,061	6,668,787	6,678,218	6,697,102	6,717,527	6,727,579	6,662,765	6,701,243
Earnings Per Share - Basic													
Earnings Per Share - Basic, as reported (a)/(d)	$ 1.85	$ 1.98	$ 2.95	$ 3.77	$ 0.86	$ 0.82	$ 1.04	$ 1.05	$ 0.66	$ 0.66	$ 0.67	$ 0.26	$ 2.25
Add Back: Impact of Tax Reform Act													
Add back: FHLB penalty, net of tax	-	-	0.27	-	-	-	-	-	-	-	-	-	-
Add back: Contribution, net of tax			0.12	-	-	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement, net of tax			(0.16)	-	-	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax	-	-	0.37	-	-	-	-	-	-	-	-	-	-
Add back: Securities loss												0.49	0.49
Add back: Branch closure expenses												0.07	0.07
Earnings Per Share - Basic, as adjusted (b)/(d)	**$ 1.85**	**$ 1.98**	**$ 3.54**	**$ 3.77**	**$ 0.86**	**$ 0.82**	**$ 1.04**	**$ 1.05**	**$ 0.66**	**$ 0.66**	**$ 0.67**	**$ 0.82**	**$ 2.81**
Earnings Per Share - Diluted													
Earnings Per Share - Diluted, as reported (a)/(e)	$ 1.85	$ 1.97	$ 2.95	$ 3.76	$ 0.86	$ 0.82	$ 1.04	$ 1.04	$ 0.65	$ 0.66	$ 0.67	$ 0.26	$ 2.24
Add Back: Impact of Tax Reform Act													
Add back: FHLB penalty, net of tax	-	-	0.27	-	-	-	-	-	-	-	-		-
Add back: Contribution, net of tax			0.12	-	-	-	-	-	-	-	-		-
Add back: Insurance reimbursement, net of tax			(0.16)	-	-	-	-	-	-	-	-		-
Add back: Settlement expense, net of tax	-	-	0.37	-	-	-	-	-	-	-	-		-
Add back: Securities loss												0.49	0.49
Add back: Branch closure expenses												0.07	0.07
Earnings Per Share - Diluted, as adjusted (b)/(e)	**$ 1.85**	**$ 1.97**	**$ 3.54**	**$ 3.76**	**$ 0.86**	**$ 0.82**	**$ 1.04**	**$ 1.04**	**$ 0.65**	**$ 0.66**	**$ 0.67**	**$ 0.82**	**$ 2.80**

39

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2019	2020	2021	2022	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	YTD 12/31/2023
Return on Average Assets (quarter and YTD annualized)													
Average Assets (c)	$ 1,418,928	$ 1,613,669	$ 1,765,148	$ 1,801,711	$ 1,769,234	$ 1,770,601	$ 1,819,732	$ 1,845,275	$ 1,892,111	$ 1,930,093	$ 1,954,107	$ 1,963,840	$ 1,924,119
Return on Average Assets, as reported (a)/(c)	0.93%	0.86%	1.12%	1.39%	1.31%	1.23%	1.51%	1.50%	0.94%	0.92%	0.92%	0.36%	0.78%
Add Back: Impact of Tax Reform Act													
Add back: FHLB penalty, net of tax	-	-	0.10%	0.00%	-	-	-	-	-			-	-
Add back: Contribution, net of tax			0.04%	0.00%	-	-	-	-	-			-	-
Add back: Insurance reimbursement, net of tax			-0.06%	0.00%	-	-	-	-	-			-	-
Add back: Settlement expense, net of tax	-	-	0.15%	0.00%	-	-	-	-	-			-	-
Add back: Securities loss												0.17%	0.17%
Add back: Branch closure expenses												0.02%	0.02%
Return on Average Assets, as adjusted (b)/(c)	**0.93%**	**0.86%**	**1.35%**	**1.39%**	**1.31%**	**1.23%**	**1.51%**	**1.50%**	**0.94%**	**0.92%**	**0.92%**	**0.55%**	**0.97%**
Return on Average Common Stockholders' Equity													
Return on Average Tangible Common Stockholders' Equity													
Average common stockholders' equity (f)	$ 125,774	$ 127,101	$ 132,550	$ 137,685	$ 140,517	$ 136,039	$ 135,186	$ 140,224	$ 149,416	$ 155,358	$ 156,346	$ 156,141	$ 155,631
Average common stockholders' equity, as adjusted	125,774	127,101	132,550	137,685	140,517	136,039	135,186	140,224	149,416	155,358	156,346	156,141	155,631
Less: Average goodwill and intangibles	11,004	11,004	11,004	12,043	12,034	11,965	11,913	12,225	12,405	12,320	12,236	12,156	12,279
Average tangible common equity (g)	**$ 114,770**	**$ 116,097**	**$ 121,546**	**$ 125,642**	**$ 128,483**	**$ 124,074**	**$ 123,273**	**$ 127,999**	**$ 137,011**	**$ 143,038**	**$ 144,110**	**$ 143,985**	**$ 143,352**
Return on average common stockholders' equity, as reported (a)/(f)	10.44%	10.89%	14.92%	18.19%	16.27%	15.96%	20.52%	19.88%	11.87%	11.40%	11.45%	4.47%	9.68%
Add back: FHLB penalty, net of tax	-	-	1.47%	0.00%	-	-	-	-	-	-	-	-	-
Add back: Contribution			0.63%	0.00%		-	-	-	-	-	-	-	-
Add back: Insurance reimbursement			-1.15%	0.00%		-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax			2.11%	0.00%		-	-	-	-	-	-	-	-
Add back: Securities loss												2.10%	2.10%
Add back: Branch closure expenses												0.31%	0.31%
Return on average common stockholders' equity, as adjusted (b)/(f)	**10.44%**	**10.89%**	**17.98%**	**18.19%**	**16.27%**	**15.96%**	**20.52%**	**19.88%**	**11.87%**	**11.40%**	**11.45%**	**6.88%**	**12.09%**
Return on average tangible common equity, as reported (a)/(g)	11.44%	11.92%	16.27%	19.94%	17.79%	17.55%	22.32%	21.60%	12.95%	12.38%	12.42%	4.84%	10.51%
Add Back: Impact of Tax Reform Act				0.00%	-	-	-	-	-	-	-		-
Add back: FHLB penalty, net of tax	-	-	1.47%	0.00%	-	-	-	-	-	-	-		-
Add back: Contribution			0.63%	0.00%	-	-	-	-	-	-	-		-
Add back: Insurance reimbursement			-0.87%	0.00%	-	-	-	-	-	-	-		-
Add back: Settlement expense, net of tax	-	-	2.11%	0.00%	-	-	-	-	-	-	-		-
Add back: Securities loss												2.10%	2.10%
Add back: Branch closure expenses												0.31%	0.31%
Return on average tangible common equity, as adj (b)/(g)	**11.44%**	**11.92%**	**19.61%**	**19.94%**	**17.79%**	**17.55%**	**22.32%**	**21.60%**	**12.95%**	**12.38%**	**12.42%**	**7.25%**	**12.92%**

40

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2019	2020	2021	2022	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	YTD 12/31/2023
Tangible Book Value per Common Share													
Total common equity, as reported (h)	$ 125,940	$ 131,047	$ 141,900	$ 151,793	$ 137,078	$ 132,892	$ 132,044	$ 151,793	$ 152,868	$ 155,156	$ 154,990	$ 161,873	$ 161,873
Less: Goodwill and intangibles	11,004	11,004	12,052	12,433	12,000	11,947	11,895	12,433	12,350	12,268	12,185	12,103	12,103
Total tangible common equity (i)	**$ 114,936**	**$ 120,043**	**$ 129,848**	**$ 139,360**	**$ 125,078**	**$ 120,945**	**$ 120,149**	**$ 139,360**	**$ 140,518**	**$ 142,888**	**$ 142,805**	**$ 149,770**	**$ 149,770**
Common shares outstanding - basic (actual) (j)	7,110,022	6,992,911	6,620,955	6,666,428	6,637,979	6,656,395	6,659,390	6,666,428	6,688,710	6,711,422	6,715,170	6,639,888	6,639,888
Tangible book value per basic common share (i)/(j)	**$ 16.17**	**$ 17.17**	**$ 19.61**	**$ 20.90**	**$ 18.84**	**$ 18.17**	**$ 18.04**	**$ 20.90**	**$ 21.01**	**$ 21.29**	**$ 21.27**	**$ 22.56**	**$ 22.56**
Tangible common equity to tangible assets ("TCE Ratio")													
Total assets, as reported (k)	1,442,966	1,733,414	1,729,838	1,848,169	1,760,325	1,752,455	1,803,642	1,848,169	1,937,442	1,928,346	1,928,201	1,905,860	1,905,860
Less: Goodwill	11,004	11,004	12,052	12,433	12,000	11,947	11,895	12,433	12,350	12,268	12,185	12,103	12,103
Total tangible assets (l)	$ 1,431,962	$ 1,722,410	$ 1,717,786	$ 1,835,736	$ 1,748,325	$ 1,740,508	$ 1,791,747	$ 1,835,736	$ 1,925,092	$ 1,916,078	$ 1,916,016	$ 1,893,757	$ 1,893,757
Tangible common equity to tangible assets (k)/(l)	**8.03%**	**6.97%**	**7.56%**	**7.59%**	**7.15%**	**6.95%**	**6.71%**	**7.59%**	**7.30%**	**7.46%**	**7.45%**	**7.91%**	**7.91%**
Net interest margin (tax equivalent)													
Net interest income	$ 46,391	$ 48,546	$ 52,542	$ 57,631	$ 13,341	$ 13,971	$ 15,139	$ 15,180	$ 14,516	$ 14,175	$ 13,984	$ 14,194	$ 56,869
Tax equivalent adjustment	868	917	939	940	241	236	232	231	227	226	117	59	629
Tax equivalent net interest income (m)	$ 47,259	$ 49,463	$ 53,481	$ 58,571	$ 13,582	$ 14,207	$ 15,371	$ 15,411	$ 14,743	$ 14,401	$ 14,101	$ 14,253	$ 57,498
Average earning assets (n)	$ 1,285,019	$ 1,480,165	$ 1,629,299	$ 1,647,151	$ 1,619,585	$ 1,619,037	$ 1,665,355	$ 1,683,139	$ 1,692,998	$ 1,771,707	$ 1,793,102	$ 1,806,562	$ 1,766,240
Net interest margin (tax equivalent) (m)/(n)	**3.68%**	**3.34%**	**3.28%**	**3.56%**	**3.40%**	**3.52%**	**3.66%**	**3.63%**	**3.53%**	**3.26%**	**3.12%**	**3.13%**	**3.26%**
Efficiency Ratio													
Noninterest expense, as reported	$ 45,389	$ 43,934	$ 47,764	$ 43,145	$ 10,578	$ 10,637	$ 10,336	$ 11,594	$ 12,638	$ 12,511	$ 12,785	$ 12,310	$ 50,244
Less: FHLB penalty, gross			(2,368)	-	-	-	-	-	-	-	-	-	-
Less: Contribution			(1,000)	-	-	-	-	-	-	-	-	-	-
Less: Settlement expense	-	-	(3,300)	-	-	-	-	-	-	-	-	-	-
Less: Branch closure expenses												623	623
Noninterest expense, adjusted (o)	$ 45,389	$ 43,934	$ 41,096	$ 43,145	$ 10,578	$ 10,637	$ 10,336	$ 11,594	$ 12,638	$ 12,511	$ 12,785	$ 11,687	$ 49,621
Net interest income	$ 46,391	$ 48,546	$ 52,542	$ 57,631	$ 13,341	$ 13,971	$ 15,139	$ 15,180	$ 14,516	$ 14,174	$ 13,984	$ 14,194	$ 56,868
Noninterest income	16,783	18,577	20,714	17,906	4,403	4,420	4,604	4,479	4,394	4,569	4,898	610	14,471
Less: Insurance reimbursement	-	-	(1,375)	-	-	-							-
Less: Securities loss												(4,214)	(4,214)
Tax equivalent adjustment	868	917	939	940	241	236	232	231	227	226	117	59	629
Total tax equivalent revenue (p)	$ 64,042	$ 68,040	$ 72,820	$ 76,477	$ 17,985	$ 18,627	$ 19,975	$ 19,890	$ 19,137	$ 18,969	$ 18,999	$ 19,077	$ 76,182
Efficiency ratio, as adjusted (o)/(p)	**70.87%**	**64.57%**	**56.44%**	**56.41%**	**58.81%**	**57.10%**	**51.73%**	**58.28%**	**66.03%**	**65.94%**	**67.28%**	**61.25%**	**65.12%**

41